Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	COMMITMENTS AND CONTINGENCIES
As at December 31, 2021, unconditional minimum purchase obligations were as follows.

($ millions)	Total	Year 1	Year 2	Year 3	Year 4	Year 5	Thereafter
Waneta Expansion capacity agreement (1)	2,525	53	54	55	56	58	2,249
Gas and fuel purchase obligations (2)	2,464	787	446	252	169	121	689
Renewable PPAs (3)	1,918	122	122	122	122	122	1,308
Power purchase obligations (4)	1,783	288	254	194	184	185	678
ITC easement agreement (5)	366	13	13	13	13	13	301
Debt collection agreement (6)	109	3	3	3	3	3	94
Renewable energy credit purchase agreements (7)	87	17	16	11	8	6	29
Other (8)	158	66	7	7	6	4	68
	9,410	1,349	915	657	561	512	5,416

(1)    FortisBC Electric is a party to an agreement to purchase capacity from the Waneta Expansion hydroelectric generating facility for forty-years, beginning April 2015.

(2)    FortisBC Energy ($1,686 million): includes contracts for the purchase of gas, renewable gas, gas transportation and storage services, expiring in 2062. FortisBC Energy's gas purchase obligations are based on gas commodity indices that vary with market prices and the obligations are based on index prices as at December 31, 2021. The renewable gas supply obligations disclosed reflect the contracted price per GJ between the Corporation and the suppliers.

UNS Energy ($670 million): includes long-term contracts for the purchase and delivery of coal to fuel generating facilities, the purchase of gas transportation services to meet load requirements, the purchase of transmission services for purchased power, as well as natural gas commodity agreements based on projected market prices as of December 31, 2021. Amounts paid for coal depend on actual quantities purchased and delivered. Certain contracts have price adjustment clauses that will affect future costs. These contracts have various expiry dates through 2040.

(3)    TEP and UNS Electric are party to renewable PPAs, with expiry dates from 2027 through 2051, that require TEP and UNS Electric to purchase 100% of the output of certain renewable energy generating facilities and RECs associated with the output delivered once commercial operation is achieved. Amounts are the estimated future payments.

(4)    Maritime Electric ($815 million): includes an energy purchase agreement and transmission capacity contract for 30MW of capacity to PEI with New Brunswick Power, expiring December 2026 and November 2032, respectively. The agreements entitle Maritime Electric to approximately 4.55% of the output of New Brunswick Power's Point Lepreau nuclear generating station and require Maritime Electric to pay its share of the station's capital operating costs for the life of the unit.

FortisOntario ($544 million): an agreement with Hydro-Québec for the supply of up to 145 MW of capacity and a minimum of 537 GWh of associated energy annually through December 2030.

FortisBC Electric ($276 million): includes an agreement with BC Hydro to purchase up to 200 MW of capacity and 1,752 GWh of associated energy annually for a 20-year term beginning October 1, 2013.

UNS Energy ($118 million): an agreement with Salt River Project Agricultural Improvement and Power District to purchase up to 300 MW of capacity, power and ancillary services through 2023. TEP will pay monthly capacity charges and variable power charges.

(5)    ITC is party to an agreement with Consumers Energy, the primary customer of METC, which provides METC with an easement for transmission purposes and rights-of-way, leasehold interests, fee interests and licenses associated with the land over which its transmission lines cross. The agreement expires in December 2050, subject to 10 potential 50-year renewals thereafter unless METC gives notice of non-renewal at least one year in advance.

(6)    Maritime Electric is party to a debt collection agreement with PEI Energy Corporation for the initial capital cost of the submarine cables and associated parts of the New Brunswick transmission system interconnection. Payments under the agreement, which expires in February 2056, are collected in customer rates.

(7)    UNS Energy and Central Hudson are party to renewable energy credit purchase agreements, mainly for the purchase of environmental attributions from retail customers with solar installations or other renewable generation. Payments are primarily made at contractually agreed-upon intervals based on metered energy production.

(8)    Includes AROs and joint-use asset and shared service agreements.

Other Commitments
Under a funding framework with the Governments of Ontario and Canada, Fortis will contribute a minimum of approximately $155 million of equity capital to the Wataynikaneyap Partnership, based on Fortis' proportionate 39% ownership interest and the final regulatory-approved capital cost of the related project.

The Wataynikaneyap Partnership has loan agreements in place to finance the project during construction. In the event a lender under the loan agreements realizes security on the loans, Fortis may be required to accelerate its equity capital contributions, which may be in excess of the amount otherwise required of Fortis under the funding framework, to a maximum total funding of $235 million.
Development projects at ITC may result in payments to developers that are contingent on the projects reaching certain milestones indicating that the projects are financially viable. It is reasonably possible that ITC will be required to make these contingent development payments up to a maximum amount of $88 million upon financial close of the projects. In the event it becomes probable that these payments will be made, the liability and the corresponding intangible asset would be recognized.

UNS Energy has joint generation performance guarantees with participants at San Juan, Four Corners, and Luna, with agreements expiring in 2022 through 2046, and at Navajo through decommissioning. The participants have guaranteed that in the event of payment default, each non-defaulting participant will bear its proportionate share of expenses otherwise payable by the defaulting participant. In exchange, the non-defaulting participants are entitled to receive their proportionate share of the generation capacity of the defaulting participant. In the case of Navajo, participants would seek financial recovery from the defaulting party. There is no maximum amount under these guarantees, except for a maximum of $318 million for Four Corners. As at December 31, 2021, there was no obligation under these guarantees.

Central Hudson is a participant in an investment with other utilities to jointly develop, own and operate electric transmission projects in New York State. Central Hudson's maximum commitment is $83 million, for which it has issued a parental guarantee. As at December 31, 2021, there was no obligation under this guarantee.

As at December 31, 2021, FortisBC Holdings Inc. ("FHI") had $69 million of parental guarantees outstanding to support storage optimization activities at Aitken Creek.

Contingency
In April 2013 FHI and Fortis were named as defendants in an action in the British Columbia Supreme Court by the Coldwater Indian Band ("Band") regarding interests in a pipeline right-of-way on reserve lands. The pipeline was transferred by FHI (then Terasen Inc.) to Kinder Morgan Inc. in 2007. The Band seeks cancellation of the right-of-way and damages for wrongful interference with the Band's use and enjoyment of reserve lands. In May 2016 the Federal Court dismissed the Band's application for judicial review of the ministerial consent. In September 2017 the Federal Court of Appeal set aside the Minister's consent and returned the matter to the Minister for redetermination. No amount has been accrued as the outcome cannot yet be reasonably determined.